Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
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Cash and Cash Equivalents
NOTE 13: CASH AND CASH EQUIVALENTS

(€’000)	As at December 31,
	2021	2020
Cash at bank and on hand	30 018	17 234

Total	30 018	17 234

The Group’s cash and cash equivalents amounted to €30.0 million at December 31, 2021 which accounts for an increase of €12.8 million as compared to year-end
2020, mainly as a result of cash proceeds from capital raises during the period partly compensated by the Group’s operations expenses.
Cash at banks earn interest at floating rates based on daily bank deposit rates. For the years ended December 31, 2021 and 2020, the earned bank interests have been insignificant.